UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):   April 15, 2009

USA REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

California	0-16508	68-0420085

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

641 Fulton Avenue, Suite 200
Sacramento, California	95825

(Address of principal executive offices)	(Zip Code)

(916) 761-4992
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Registrant has been unable to determine the value of a material asset which is the one hundred and twenty-one acres of real property in Wiggins, Mississippi ("Property") that the Registrant acquired through foreclosure in January 2009.

The Registrant engaged an appraiser in a adequate amount of time to appraise the Property, but the appraiser failed to provide an appraisal.  Without the value of the Property the Registrant is unable to complete its 2008 financial statements and therefore the Registrant is unable to complete and file its December 31, 2008 Form 10-K.

The Registrant continues its efforts to determine the value of the Property.  As soon as it can do so, the Registrant will complete its financial statements and then Registrant will have the ability to, and will file its December 31, 2008 Form 10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 15, 2009	USA REAL ESTATE INVESTMENT TRUST
	By:	/s/ Gregory E. Crissman
Gregory E. Crissman, as Chairman, Chief Executive Officer and Chief Financial Officer
(Duly Authorized Officer)